             UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE
             -------------------------------------------------


      FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned STORAGE TRUST REALTY, a Maryland real estate investment trust (hereinafter referred to as "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by Guarantor, and for the purpose of seeking to induce BANKBOSTON, N. A. A national banking association (hereinafter referred to as "BKB"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, A national banking association (hereinafter referred to as "BOA"; BKB and BOA are hereinafter referred to collectively as "Lender", which term shall also include each other Bank which may now or hereafter become party to the "Credit Agreement" (as hereinafter defined) and shall also include any such individual Bank acting as agent for all of the Banks), to extend credit or otherwise provide financial accommodations to STORAGE TRUST PROPERTIES, L.P., A Delaware limited partnership (hereinafter referred to as "Borrower"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantor, Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Lender:

      (a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of that certain Note of even date herewith made by Borrower to the order of BKB in the principal face amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00) and that certain Swing Loan Note of even date herewith made by Borrower to the order of BKB in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00) (hereinafter referred to collectively as the "BKB Note") together with interest as provided in the BKB Note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of that certain Note of even date herewith made by Borrower to the order of BOA in the principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (hereinafter referred to as the "BOA Note") together with interest as provided in the BOA Note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (c) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Revolving Credit Agreement dated of even date herewith (hereinafter referred to as the "Credit Agreement") among Borrower, BKB, for itself and as agent, and BOA, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the BKB Note, the BOA Note and each of the notes described in this subparagraph (c) is hereinafter referred to collectively as the "Note"); and

      (d) the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

      (e) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments, are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document"). All terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      1.    Agreement to Pay and Perform; Costs of Collection.  Guarantor does
            -------------------------------------------------
hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note and the Loan Documents are not performed by Borrower in accordance with their terms, Guarantor will immediately make such payments and perform such obligations. Guarantor further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Credit Agreement unless collection from Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantor under applicable law.

      2.    Reinstatement of Refunded Payments.  If, for any reason, any
            ----------------------------------
payment to Lender of any of the obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted, Guarantor agrees to pay the amount so required to be refunded, paid or turned over (the "Turnover Payment"), the obligations of Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

      3.    Rights of Lender to Deal with Collateral, Borrower and Other
            ------------------------------------------------------------
Persons.  Guarantor hereby consents and agrees that Lender may at any time,
-------
and from time to time, without thereby releasing Guarantor from any liability hereunder and without notice to or further consent from Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantor acknowledges the terms of Section 18.3 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantor.

      4.    No Contest with Lender; Subordination.  So long as any obligation
            -------------------------------------
hereby guaranteed remains unpaid or undischarged, Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantor pursuant to the terms of this Guaranty, and Guarantor acknowledges that Guarantor has no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that (a) Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantor shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness, and (c) Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

      5.    Waiver of Defenses.  Guarantor hereby agrees that its obligations
            ------------------
hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

            (a) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

            (b) the incapacity or lack of authority of Borrower or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower, Guarantor, any Additional Guarantor or any other person or entity;

            (c) the dissolution or termination of existence of Borrower, Guarantor or any Additional Guarantor;

            (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

            (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower, Guarantor or any Additional Guarantor, or any of Borrower's, Guarantor's or any Additional Guarantor's properties or assets;

            (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate or any of the improvements located thereon;

            (g) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

            (h) any failure or delay of Lender to commence an action against Borrower, to assert or enforce any remedies against Borrower under the Note or the Loan Documents, or to realize upon any security;

            (i) any failure of any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, the Real Estate or any of the improvements located thereon, whether such facts materially increase the risk to Guarantor or not;

            (j) failure to accept or give notice of acceptance of this Guaranty by Lender;

            (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

            (l) failure to make or give protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

            (m) except as otherwise specifically provided in this Guaranty, any and all other notices whatsoever to which Guarantor might otherwise be entitled;

            (n) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

            (o) the invalidity or unenforceability of the Note or any of the Loan Documents;

            (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower or any Additional Guarantor under the Note or the Loan Documents;

            (q) any transfer by Borrower of all or any part of the security encumbered by the Loan Documents;

            (r) the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

            (s) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantor might otherwise be entitled (other than the defense of payment), it being the intention that the obligations of Guarantor hereunder are absolute, unconditional and irrevocable.

      6.    Guaranty of Payment and Performance and Not of Collection. This
            ---------------------------------------------------------
is a Guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

      7.    Rights and Remedies of Lender.  In the event of a default under
            -----------------------------
the Note or the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender upon the occurrence of any event of default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to Lender's remedies hereunder against Guarantor for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

      8.    Application of Payments.  Guarantor hereby authorizes Lender,
            -----------------------
without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or any other Person or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

      9.    Business Failure, Bankruptcy or Insolvency.  In the event of the
            ------------------------------------------
business failure of Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower or any Additional Guarantor, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. '105 or any other provision of the Bankruptcy Reform Act of

1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Guaranty or otherwise.

      10.   Financial Statements and Other Information.  Guarantor hereby
            ------------------------------------------
represents and warrants to Lender that all financial statements of Guarantor heretofore delivered by Guarantor to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Guarantor as at the close of business on the date thereof and the results of operations for the period then ended; that no material adverse change has occurred in the assets, liabilities, financial condition or business of Guarantor as shown or reflected therein since the date thereof; and that Guarantor has no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements or referred to in the notes thereto other than Guarantor's obligations under this Guaranty. Guarantor hereby agrees that until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Lender has no further obligation to make Loans to Borrower pursuant to the Credit Agreement, Guarantor will deliver to Lender:

            (a) as soon as practicable and in any event within 90 days after the end of each fiscal year of Guarantor, the audited consolidated balance sheet of Guarantor and its Subsidiaries as of the end of such year, and the related audited consolidated statement of operations and statement of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Ernst & Young or by another national accounting firm approved by Agent, the Form 10K filed with the SEC (unless the SEC has approved an extension, in which event the Guarantor will deliver to each Lender a copy of the Form 10K simultaneously with delivery to the SEC). At any time that the Agent has reasonable grounds to request the same (including, without limitation, at any time that the Compliance Certificate indicates that the Guarantor is at or near the minimum compliance with the financial covenants in this Guaranty), the Agent may require that such report be accompanied by a written statement from such accountants to the effect that they have read a copy of this Guaranty and the Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under this Guaranty, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default;

            (b) as soon as practicable and in any event within 60 days after the end of each of the first three fiscal quarters of Guarantor, copies of the unaudited consolidated balance sheet of Guarantor and its Subsidiaries as of the end of such quarter, and the related unaudited consolidated statement of operations and statement of cash flows for the portion of Guarantor's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles (which may be provided by inclusion in the Form 10-Q of the Guarantor for such period provided pursuant to subsection (c) below), together with a certification by the principal financial or accounting officer of Guarantor that the information contained in such financial statements fairly presents the financial position of Guarantor and its Subsidiaries on the date thereof (subject to year end adjustment);

            (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of Guarantor which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guarantees, endorsements and other contingent obligations in respect of indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit), and a statement of projected cash flows of Guarantor for the current fiscal year, all in reasonable detail and certified by the principal financial or accounting officer of Guarantor;

            (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the shareholders of Guarantor;

            (e) as soon as practicable, but in any event not later than 60 days after the end of each fiscal quarter of the Guarantor (including the fourth fiscal quarter in each year), copies of Form 10Q filed with the SEC (unless the SEC has approved an extension in which event the Guarantor will deliver such copies of the Form 10Q to each of Lender simultaneously with delivery to the SEC);

            (f) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of Guarantor;

            (g) not later than 60 days after the end of each fiscal quarter of Guarantor (including the fourth fiscal quarter in each year), a statement, certified as true and correct by the principal financial or accounting officer of Guarantor, of all Indebtedness of Guarantor as of the end of such fiscal quarter, which statement shall include the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or non-recourse;

            (h) concurrently with the delivery of the financial statements described in subsections (b) and (e) above, a certificate signed by the President or Chief Financial Officer of Guarantor to the effect that, having read this Guaranty, and that based upon an examination which they deem sufficient to enable them to make an informed statement, there does not exist any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts with respect thereto;

            (i) not later than five (5) Business Days after the Guarantor receives notice of the same from a Rating Agency or otherwise learns of the same, notice of the issuance of any change in the rating by such Rating Agency in respect of any debt of the Guarantor (including any change in an Implied Rating), together with the details thereof, and of any announcement by a Rating Agency that any such rating is "under review" or that any such rating has been placed on a watch list or that any similar action has been taken by a Rating Agency (collectively a "Rating Notice");

            (j) promptly upon becoming aware thereof, written notice from Guarantor of any event or condition which might have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or prospects of Guarantor or the ability of Guarantor to perform under this Guaranty (including but not limited to, litigation commenced or threatened in writing against Guarantor, judgments rendered against Guarantor, liens filed against any property of Guarantor, defaults claimed under indebtedness for borrowed money for which Guarantor is primarily or secondarily liable, or bankruptcy, insolvency or trustee or receivership proceedings commenced against Guarantor), such notice to specify the nature and the period of existence of such event or condition, the anticipated effect thereof, and what action Guarantor is taking or proposes to take with respect thereto; and

            (k) with reasonable promptness, such other information respecting the business, operations, assets, liabilities and financial condition of Guarantor as Lender may from time to time reasonably request.

Notwithstanding anything herein to the contrary, Guarantor shall not be required to deliver any statements or reports described in this Paragraph 10 to the extent the same are delivered to the Banks by the Borrower as and when required by this Guaranty. Guarantor will permit any officer designated by Lender, at Guarantor's expense, to visit and inspect any of the properties of Guarantor, to examine the records and books of account of Guarantor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of Guarantor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals Lender may reasonably request.

      11.   Covenants of Guarantor.  Guarantor hereby covenants and agrees
            ----------------------
with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Lender has no further obligations to make Loans to Borrower pursuant to the Credit Agreement:

            (a) Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or legal existence, material rights and franchises, as applicable, to effect and maintain its foreign qualifications, licensing, domestication or authorization, and to comply with all applicable laws and regulations (including, without limitation, environmental laws);

            (b) Guarantor will have as its sole business purpose being the sole general partner of the Borrower and will own no assets other than its general partnership interest in the Borrower, Short-term Investments, its ownership of the stock of the corporate general partners of Subsidiaries of the Borrower and other assets (such as prepaid insurance) reasonably necessary for the operation of Guarantor's business in the ordinary course of business consistent with the terms of this Guaranty and the other Loan Documents;

            (c) Guarantor will, and will cause each of its Subsidiaries to, duly pay and discharge, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon it and its properties, sales or activities, or upon the income or profits therefrom, as well as claims for labor, material, or supplies which if unpaid might become a lien or charge on any of its property; provided that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if Guarantor or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that Guarantor or such Subsidiary shall pay all such taxes, assessments, charges and claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor;

            (d) Guarantor will, and will cause each of its Subsidiaries to, maintain and keep the properties used or deemed by it to be useful in its business in first-class repair, working order and condition, and make or cause to be made all necessary and proper repairs thereto and replacements thereof;

            (e) Guarantor will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such types and amounts as shall be in accordance with sound business practices for companies in similar business similarly situated;

            (f) Guarantor will keep, and will cause each of its Subsidiaries to keep, complete, proper and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles consistent with the preparation of the financial statements heretofore delivered to Lender and will maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, and amortization of its properties and the properties of its Subsidiaries, all other contingencies, and all other proper reserves;

            (g) Guarantor will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (i) Indebtedness to Lender arising under any of the Note, the Loan Documents and this Guaranty;

                  (ii) current liabilities of Guarantor incurred in the ordinary course of business but not incurred through the borrowing of money or the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (iii) Indebtedness in respect of taxes, assessments and governmental charges to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of subparagraph (c) of this paragraph;

                  (iv) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which Guarantor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (v) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and

                  (vi) Indebtedness evidenced by the guaranty by the Guarantor of the obligations of the Borrower with respect to the senior notes of the Borrower issued as of January 20, 1997 in a principal amount of $100,000,000.00 pursuant to a Note Purchase Agreement dated as of January 20, 1997 among Borrower, Guarantor and certain other parties.

            (h) Guarantor will not, and will not permit any of its Subsidiaries to, create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; or transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority of payment of its general creditors; or acquire, or agree to have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, devise or arrangement; or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, or incur or maintain any obligation to any holder of Indebtedness of Guarantor or such Subsidiary which prohibits the creation or maintenance of any lien securing the Obligations; provided that Guarantor and any Subsidiary of Guarantor may create or incur or suffer to be created or incurred or to exist:

                  (i) liens in favor of Guarantor on all or part of the assets of Subsidiaries of Guarantor securing Indebtedness owing by Subsidiaries of Guarantor to Guarantor;

                  (ii) liens to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

                  (iii) liens with respect of judgments or awards, the Indebtedness with respect to which is permitted by subparagraph (g)(iv) of this paragraph;


                  (iv)  liens in favor of Lender; and

                  (v) liens specifically permitted pursuant to Section 8.2 of the Credit Agreement.

            (i) Guarantor will not, and will not permit any of its Subsidiaries to, become a party to any merger, consolidation or other business combination, or agree to effect any asset acquisition, stock acquisition or other acquisition, except (A) the merger or consolidation or one or more of the Subsidiaries of Guarantor with and into Guarantor, or (B) the merger or consolidation of two or more Subsidiaries of Guarantor;

            (j) Guarantor will not, and will not permit any of its Subsidiaries to, become a party to or agree to or affect any disposition of assets, other than Distributions to its shareholders as permitted in this Guaranty;

            (k) Guarantor will not make or permit to be made, by voluntary or involuntary means, any transfer or encumbrance of its interest in Borrower, or any dilution of its interest in Borrower;

            (l) Guarantor shall contribute or otherwise downstream to Borrower any cash or other assets received by Guarantor from third parties (including, without limitation, the proceeds from any Debt Offering or Equity Offering);

            (m) The Guarantor shall at all times comply with all requirements of applicable laws and regulations necessary to maintain REIT Status and shall operate its business as described in the Prospectus and in compliance with the terms and conditions of this Guaranty and the other Loan Documents;

            (n) Guarantor will be self-directed and will not retain or otherwise rely on any other Person for investment advisory services;

            (o) Guarantor shall not pay any Distribution to the shareholders of the Guarantor if such Distribution is in excess of the amount which, when added to the amount of all other Distributions paid in the same fiscal quarter and the preceding fiscal quarter will exceed (i) ninety percent (90%) of its Funds from Operations for the two (2) consecutive fiscal quarters ending prior to the quarter in which such Distribution is paid, or (ii) one hundred percent (100%) of its Funds Available for Distribution for the two
(2) consecutive fiscal quarters ending prior to the quarter in which such Distribution is paid. The foregoing limitation on Distributions shall not preclude the Guarantor from paying Distributions necessary to maintain its REIT Status; and

            (p) Guarantor will cooperate with Lender and execute such further instruments and documents as Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Guaranty and the other Loan Documents.

      12.   Security and Rights of Set-off.  Guarantor hereby grants to
            ------------------------------
Lender, as security for the full and prompt payment and performance of Guarantor's obligations hereunder, a continuing lien on and security interest in any and all securities or other property belonging to Guarantor now or hereafter held by Lender and in any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to Guarantor or subject to withdrawal by Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the Loan Documents, Lender may at any time and without notice to Guarantor set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. Any security now or hereafter held by or for Guarantor and provided by Borrower, or by anyone on Borrower's behalf, in respect of liabilities of Guarantor hereunder shall be held in trust for Lender as security for the liabilities of Guarantor hereunder.

      13.   Changes in Writing; No Revocation.  This Guaranty may not be
            ---------------------------------
changed orally, and no obligation of Guarantor can be released or waived by Lender except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed.

      14.   Notices.  All notices, demands or requests provided for or
            -------
permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt.
Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

      The address of Lender is:

            BankBoston, N.A.
            100 Federal Street
            Boston, Massachusetts 02110
            Attn:  Real Estate Division

      with a copy to:

            BankBoston, N.A.
            115 Perimeter Center Place, N.E.
            Suite 500
            Atlanta, Georgia 30346
            Attn:  Dan Stegemoeller

      and to:

            Bank of America National Trust and Savings Association 231 South LaSalle Street
            12th Floor
            Chicago, Illinois  60697
            Attn: George W. Kirtland, Jr.

and a copy to each other Lender which may now or hereafter become a party to the Credit Agreement at such address as may be designated by such Lender.

      The address of Guarantor is:

            Storage Trust Realty
            2407 Rangeline
            Columbia, Missouri  65202
            Attn:  Stephen M. Dulle

      15.   Governing Law.  GUARANTOR ACKNOWLEDGES AND AGREES THAT
            -------------
THIS GUARANTY AND THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

      16.   CONSENT TO JURISDICTION; WAIVERS.  GUARANTOR HEREBY
            --------------------------------
IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION

WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND
(III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 14 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTOR TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS. GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THEIR FOREGOING WAIVERS AND ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 16. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 16 WITH ITS LEGAL COUNSEL AND THAT GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

      17.   Successors and Assigns.  The provisions of this Guaranty shall be
            ----------------------
binding upon Guarantor and its heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.

      18.   Assignment by Lender.  This Guaranty is assignable by Lender in
            --------------------
whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

      19.   Severability.  If any term or provision of this Guaranty shall be
            ------------
determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

      20.   Disclosure.  Guarantor agrees that in addition to disclosures made
            ----------
in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder.

      21.   No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE FINAL
            -----------------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
THE PARTIES.

      22.   Time of the Essence.  Time is of the essence with respect to each
            -------------------
and every covenant, agreement and obligation of Guarantor under this Guaranty.

      23.   Ratification.  Guarantor does hereby restate, reaffirm and ratify
            ------------
each and every warranty and representation regarding Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein.

      24.   Limitation on Liability.  NO OBLIGATION OR LIABILITY
            -----------------------
WHATSOEVER OF THE GUARANTOR (WHETHER AS GUARANTOR OR AS GENERAL PARTNER OF THE BORROWER) WHICH MAY ARISE AT ANY TIME UNDER THIS GUARANTY OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER LOAN DOCUMENT SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PRIVATE PROPERTY OF ANY OF THE GUARANTOR'S SHAREHOLDERS, TRUSTEES, OFFICERS OR EMPLOYEES, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.
NOTHING HEREIN SHALL DIMINISH OR IMPAIR THE RIGHTS OF AGENT AND THE BANKS TO PURSUE ANY REMEDY AGAINST ANY ASSETS OF THE GUARANTOR.

      IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the 25th day of January, 1998.

                                      STORAGE TRUST REALTY,
                                      a Maryland real estate investment trust


                                      By:------------------------------
                                       Name:---------------------------


                                                     [SEAL]